Exhibit 10.3

EXECUTION VERSION

OMNIBUS JOINDER AGREEMENT

THIS OMNIBUS JOINDER AGREEMENT (this “Agreement”), dated as of April 26, 2018, is entered into among Archrock Services, L.P., a Delaware limited partnership (“ASLP”), Archrock, Inc., a Delaware Corporation (“AROC”), AROC Corp., a Delaware corporation (“AROC Corp.”), AROC Services GP LLC, a Delaware limited liability company (“AROC Services GP”), AROC Services LP LLC, a Delaware limited liability company (“AROC Services LP”), Archrock Services Leasing LLC, a Delaware limited liability company (“Archrock Services Leasing”), Archrock GP LP LLC, a Delaware limited liability company (“Archrock GP”), Archrock MLP LP LLC, a Delaware limited liability company (“Archrock MLP”, and together with ASLP, AROC, AROC Corp., AROC Services GP, AROC Services LP, Archrock Services Leasing and Archrock GP, the “New Loan Parties”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement dated as of March 30, 2017 (as amended by Amendment No. 1 to Credit Agreement, dated as of February 23, 2018 and as it may be amended, modified, extended or restated from time to time, the “Credit Agreement”) among Archrock Partners Operating LLC, as Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The New Loan Parties and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1.                                      Each of the New Loan Parties hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Loan Party will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each of the New Loan Parties hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each of the New Loan Parties, subject to the limitations set forth in Sections 10.09 and 10.12 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), each of the New Loan Parties will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.  Each of the New Loan Parties represents and warrants that the supplements to the Schedules to the Credit Agreement attached hereto as Exhibit A are true and correct in all respects and such supplements set forth all information required to be scheduled under the Credit Agreement.

2.                                      ASLP further acknowledges, agrees and confirms that, by its execution of this Agreement, ASLP will be deemed to be a “Borrower” and the “Administrative Borrower” for all purposes of the Credit Agreement and shall have all of the obligations of a Borrower and the Administrative

Borrower thereunder as if it had executed the Credit Agreement.  ASLP hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation, all of the payment and performance obligations of a Borrower set forth in Article II of the Credit Agreement and all of the obligations relating to the Administrative Borrower set forth in Section 2.24 of the Credit Agreement.

3.                                      AROC further acknowledges, agrees and confirms that, by its execution of this Agreement, AROC will be deemed to be “Parent” for all purposes of the Credit Agreement and shall have all of the obligations of Parent thereunder as if it had executed the Credit Agreement.

4.                                      Each of the New Loan Parties is, simultaneously with the execution of this Agreement, executing and delivering the Amendment and Supplement to Pledge and Security Agreement dated as of the date hereof, by and among the Grantors (as defined therein) and the Administrative Agent.

5.                                      The address of each of the New Loan Parties for purposes of Section 9.01 of the Credit Agreement is as follows:

9807 Katy Freeway, Suite 100
Houston, Texas 77024
Attention:                                         Treasurer
Facsimile No:                      (281) 836-8949

With a copy to:
General Counsel
Facsimile No: (281) 836-8953

6.                                      Each of the New Loan Parties hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by such New Loan Party upon the execution of this Agreement by such New Loan Party.

7.                                      This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

8.                                      THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, each of the New Loan Parties has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ARCHROCK SERVICES, L.P.

By:	/s/ D. Bradley Childers
Name	D. Bradley Childers
Title	President and Chief Executive Officer

ARCHROCK, INC.

By:	/s/ D. Bradley Childers
Name	D. Bradley Childers
Title	President and Chief Executive Officer

AROC CORP.

By:	/s/ D. Bradley Childers
Name	D. Bradley Childers
Title	President and Chief Executive Officer

AROC SERVICES GP LLC

By:	/s/ D. Bradley Childers
Name	D. Bradley Childers
Title	President and Chief Executive Officer

AROC SERVICES LP LLC

By:	/s/ D. Bradley Childers
Name	D. Bradley Childers
Title	President and Chief Executive Officer

Signature Page to Omnibus Joinder Agreement

ARCHROCK SERVICES LEASING LLC

By:	/s/ D. Bradley Childers
Name	D. Bradley Childers
Title	President and Chief Executive Officer

ARCHROCK GP LP LLC

By:	/s/ Pamela Jasinski
Name	Pamela Jasinski
Title	Manager

ARCHROCK MLP LP LLC

By:	/s/ Pamela Jasinski
Name	Pamela Jasinski
Title	Manager

Signature Page to Omnibus Joinder Agreement

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

Signature Page to Omnibus Joinder Agreement